SUPPLEMENT DATED JANUARY 22, 2001
                                       TO
                         PROSPECTUS DATED AUGUST 1, 2000

THE FOLLOWING SUB-SECTIONS OF THE FUND'S PROSPECTUS DESCRIBING "CLASS A SHARES", ON PAGES __ OF THE PROSPECTUS AND APPEARING UNDER THE HEADING, "HOW TO BUY AND SELL SHARES", IS AMENDED AS FOLLOWS:

CLASS A SHARES.
Class A shares are offered at their public offering price, which is net asset value per share plus the applicable sales charge. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. The following sales charges apply to your purchases of Class A shares of the Fund:

                        SALES CHARGE AS A %      SALES CHARGE AS A %
 AMOUNT INVESTED         OF OFFERING PRICE     OF NET AMOUNT INVESTED    DEALER REALLOWANCE
 ---------------
       Under $25,000           5.75%                   6.10%                    5.00%
    25,000 to 49,999           5.25%                   5.54%                    4.50%
    50,000 to 99,999           4.75%                   4.99%                    4.00%
  100,000 to 249,999           3.75%                   3.83%                    3.00%
  250,000 to 499,999           2.50%                   2.56%                    2.00%
  500,000 to 999,999           2.00%                   2.04%                    1.60%
 1,000,000 and above           1.00%                   1.02%                    0.75%

If you are a participant in a qualified employee retirement benefit plan with at least 100 eligible employees, you may purchase Class A shares without any sales charge. However, if you redeem your shares within one year of purchase, you will be charged a fee of 1.00% of the redemption proceeds.

You may be eligible for elimination of the initial sales charge if you purchase shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with us. The Fund has authorized these firms (and other intermediaries that the firms may designate) to accept orders. When an authorized firm or its designee has received your order, it is considered received by the Fund and will be priced at the next computed NAV. Please see the Sub-Section entitled "PURCHASES THROUGH FINANCIAL SERVICE ORGANIZATIONS" on page __ of the Prospectus for additional information relating to purchases made through these types of entities.

Capital Research Brokerage Services, LLC, 107 South Fair Oaks Drive, Suite 315, Pasadena, CA 91105 ("CRBS"), the Fund's principal underwriter, will pay the appropriate dealer concession to those selected dealers who have entered into an agreement with CRBS to sell shares of the Funds. The dealer's concession may be changed from time to time. CRBS may from time to time offer incentive compensation to dealers who sell shares of the Funds subject to sales charges, allowing such dealers to retain an additional portion of the sales load. A dealer who receives 90% or more of the sales load may be deemed to be an "underwriter" under the Securities Act of 1933, as amended.

ALL OTHER SECTIONS OF THE PROSPECTUS NOT AMENDED BY THIS SUPPLEMENT REMAINS IN FULL FORCE AND EFFECT.